UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 10, 2012 (Date of earliest event reported)

RTI International Metals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-14437	52-2115953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Westpointe Corporate Center One, 5th Floor 1550 Coraopolis Heights Road Pittsburgh, Pennsylvania		15108-2973
(Address of Principal Executive Offices)		(Zip Code)

(412) 893-0026

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 10, 2012, RTI International Metals, Inc. (the “Company”) issued a press release announcing that it had executed a Stock Purchase Agreement to acquire Remmele Engineering, Inc. and REI Medical, Inc., through the stock acquisition of their parent entity REI Delaware Holding, Inc. (collectively, “Remmele”). In connection with this announcement, the Company scheduled a conference call for investors and has posted related presentation materials on the Company’s website at www.rtiintl.com under “Investor Relations”. The Company’s presentation includes an update on certain non-public financial information for 2011. A copy of the presentation is furnished as Exhibit 99.1 to this Report.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On January 10, 2012, the Company issued a press release announcing that it had executed a Stock Purchase Agreement to acquire Remmele, a copy of which is furnished as Exhibit 99.2 hereto. In connection with this announcement, the Company scheduled a conference call for investors and has posted to its website related presentation materials that can be accessed through the Company’s website at www.rtiintl.com under “Investor Relations”. A copy of the presentation is also being furnished as Exhibit 99.1 to this Report.

The information in this Current Report on Form 8-K, including Exhibit 99.2, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished pursuant to Item 601 of Regulation S-K and General Instruction B2 to this Form 8-K:

Exhibit No.	Description
99.1	Presentation to Investors dated January 10, 2012

99.2	Press release dated January 10, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RTI INTERNATIONAL METALS, INC.

Date: January 10, 2012	By:	/s/ Chad Whalen
	Name:	Chad Whalen
	Title:	Vice President & General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Presentation to Investors dated January 10, 2012

99.2	Press release dated January 10, 2012